Real Estate and Lending Activities Real Estate and Lending Activities - Components of Net Investment in Direct Financing Leases (Detail) (USD $) In Thousands, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012
Business Combinations [Abstract]
Minimum lease payments receivable	$ 1,270,401	$ 1,277,923
Estimated residual values	201,283	201,283
Less: Unearned income	(1,156,045)	(1,164,794)
Net investment in direct financing leases	$ 315,639	$ 314,412